Exhibit No. 99

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                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-F
                             POOL PROFILE (4/5/2004)
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

                                             ----------------     -----------------
                                                 10/1 POOL            Tolerance
                                             ----------------     -----------------
    AGGREGATE PRINCIPAL BALANCE                 $400,963,436            (+/- 5.00%)

    MORTGAGE LOAN CUTOFF DATE                       1-May-04                   N/A
    INTEREST RATE RANGE                        3.375 - 6.125                   N/A
    GROSS WAC                                         5.159%         (+ / - 10 bps)
    WEIGHTED AVERAGE SERVICE FEE                    37.5 bps
    MASTER SERVICING FEE                             1.0 bps on Securitization only
    WAM (in months)                                      358         (+/- 2 months)

    WALTV                                                64%          (maximum +5%)

    CALIFORNIA PERCENT                                   63%          (maximum +5%)
    SINGLE LARGEST ZIP CODE PERCENT                       1%         (maximum  +2%)

    AVERAGE LOAN BALANCE                            $494,406     (maximum +$25,000)
    LARGEST INDIVIDUAL LOAN BALANCE               $1,494,570   (maximum $2,100,000)

    CASH OUT REFINANCE PERCENT                            9%         (maximum  +5%)

    PRIMARY RESIDENCE PERCENT                            98%          (minimum -5%)

    SINGLE FAMILY DETACHED PERCENT                       91%          (minimum -5%)

    FULL DOCUMENTATION PERCENT                           51%          (minimum -5%)

    WA FICO                                              739           (minimum -5)

    UNINSURED > 80% LTV PERCENT                           0%          (maximum +3%)

    RELOCATION PERCENT                                  5.4%          (minimum -2%)

    GROSS MARGIN                                      2.750%          (+ / - 5 bps)

    GROSS LIFECAP                                    10.159%         (+ / - 10 bps)

    WA MONTHS TO NEXT ROLL                               118       (+ / - 3 months)

    INTEREST ONLY PERCENT                                 0%         (maximum  +5%)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


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                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-F
                               PRICING INFORMATION
                             POOL PROFILE (4/5/2004)
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

COLLATERAL                                      All Mortgage Loans will Index off the One Year CMT.
                                          None of the Mortgage Loans have a convertibility feature.
                  Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                                     Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                                 TBD by Wells Fargo

PASS THRU RATE                                                  Net WAC or Ratio Stripped/Variable

STRUCTURE                                                     TO CONFORM TO WFMBS 2002-B or 2004-C
                                                                             EXCEPT AS NOTED BELOW
                                      (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                                   27-Apr-04        9:00 AM
          Structures received or changes to structures past the due date will incur a $10,000 fee.

PRICING DATE

SETTLEMENT DATE                                                                          14-May-04


ASSUMED SUB LEVELS                                    Assumed Rating Agencies    AGG Assumed Levels
Levels and Rating Agencies for                 AAA         Moody's/S&P                 2.45%
2004-F to be determined by                      AA             S&P                     0.95%
Wells Fargo                                      A             S&P                     0.55%
These levels are for bid purposes only.        BBB             S&P                     0.35%
Any change in actual levels will not result     BB             S&P                     0.20%
in price changes.                                B             S&P                     0.10%

                                                 Note:  AAA Class will be rated by two rating agencies.
                                                 AA through B Classes will be rated by one rating agency.
                                                 Additional tranche ratings will be paid for by the sub underwriter.

NOTE: Please note the following specifics of the 2004-F structure:
Class A Optimal Amt: Class A PP% of Net Liquidation Proceeds for a Liquidated
Loan
Class A PP% Shift Test Failure - Look back to last determination date for calc'd
Class A PP%
No Floating Rate Interest-Only Strips will be described as Fixed Rate
(Normalized I/Os)


* This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured
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Homes.
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WFMBS CONTACTS                              Brad Davis (301) 846-8009
                                            Gretchen Leff (301) 846-8356
                                            Mike Miller (301) 815-6397

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                            WFASC Denomination Policy
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

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Type and Description of Certificates                                             Minimum              Physical        Book Entry
                                                                              Denomination          Certificates      Certificates
                                                                                 (1)(4)
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Class A
PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support)                             $25,000              Allowed          Allowed

Companion classes for PAC, TAC, Scheduled Classes                                $100,000              Allowed          Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that
provide credit protection to the Class A, Complex multi-component certificates   $100,000              Allowed          Allowed

Notional and Nominal Face IO                                                        (2)                Allowed          Allowed

Residual Certificates                                                               (3)                Required       Not Allowed

All other types of Class A Certificates                                             (5)                  (5)              (5)

Class B (Investment Grade)                                                       $100,000              Allowed          Allowed

Class B (Non-Investment Grade)                                                   $250,000              Required       Not Allowed
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

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.